Aristotle Pacific EXclusive Fund Series C
Summary Prospectus	July 29, 2026
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including Statement of Additional Information (“SAI”) and the most recent report to shareholders, online at http://aristotlefunds.com. You may also obtain this information at no cost by calling 844-ARISTTL (844-274-7885) or by sending an e-mail request to funds@aristotlecap.com. The Fund’s Prospectus and Statement of Additional Information, both dated July 29, 2026, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Goal
Aristotle Pacific EXclusive Fund Series C (the “Fund”) seeks to provide total return, primarily consisting of current income.
Fees and Expenses of the Fund
The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. If these fees were included, the fees and expenses shown would be higher.
Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	None
Distribution (12b-1) and/or Service Fee	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.00%

[1]
The Fund does not pay a management fee to Aristotle Investment Services, LLC (the “Adviser” or “AIS”), nor does Aristotle Pacific Capital, LLC (the “Sub-Adviser” or “Aristotle Pacific”) receive a sub-advisory fee from the Adviser for its provision of services to the Fund. Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program maintained by the program’s registered investment adviser and/or broker-dealer (a “Wrap Sponsor”) and for which the Sub-Adviser is providing advisory and other similar services for compensation and (ii) institutional advisory clients of the Sub-Adviser. Such shareholders pay a fee to the Wrap Sponsor or to the Sub-Adviser pursuant to the terms of the applicable agreement. Participants in a wrap fee program should review the program brochure and other literature provided by the Wrap Sponsor for a discussion of fees and expenses charged and paid to the Sub-Adviser. Shareholders of the Fund pay no additional fees or expenses to purchase shares of the Fund.

[2]	Based on estimated amounts for the current fiscal year.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Aristotle Funds Series Trust (the “Trust”) or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

1 Year	3 Years
$0	$0
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the Fund completes its first fiscal year.
Principal Investment Strategies
In pursuing its investment goal, the Fund will primarily invest in securities of collateralized loan obligations (“CLOs”) issued in the U.S. market that are backed by a pool of non-investment grade senior secured loans and other instruments (such as senior unsecured loans, “covenant lite” loans (loans which have few or no financial maintenance covenants), subordinated corporate loans and high yield bonds) selected by the CLO’s manager.
The Fund will principally invest its assets in the mezzanine tranches (generally, notes of CLOs rated by a nationally recognized statistical rating organization or “NRSRO” between BBB+ and B-) of U.S. broadly syndicated CLOs. The Fund may invest without limit in the junior mezzanine tranches, which are securities rated below investment grade, commonly referred to as “high yield” or “junk bonds” and are regarded as speculative with respect to the issuer’s ability to pay interest or repay principal. The Fund’s investments in mezzanine tranches of CLOs are subordinate to the higher-rated tranches of such CLOs (i.e., higher rated tranches have payment priority over mezzanine tranches held by the Fund) and are anticipated to generate high current income. The Fund seeks to invest in CLO securities that the Sub-Adviser believes have the potential to generate attractive risk-adjusted returns. A risk-adjusted return measures an investment’s profit after taking into account the degree of risk that was taken to achieve it.

Although the Fund will focus its investments in the mezzanine tranches of CLOs, it may also invest in the senior or investment grade tranches of CLOs and may invest its assets in the unrated subordinated or equity tranches of CLOs. The equity tranche (“CLO Equity”) is the most junior ownership tranche of a CLO structure that represents a residual claim on the cash flows generated by a diversified pool of leveraged loans, after all senior debt tranches and expenses have been paid. No more than 30% of the Fund’s assets may be in CLOs managed by a single collateral manager and the Fund may not invest more than 20% of its assets in any single CLO.
The Fund may also invest in other related debt securities and debt instruments that are consistent with its investment objectives, including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and asset-backed securities (“ABS”). Investments in RMBS and ABS may span a broad segment of consumer creditworthiness segments, which includes exposure to prime, near-prime and subprime consumers. The Fund may also invest without limit in below investment grade fixed income securities and other income-producing instruments. Those instruments include high yield, high risk bonds, commonly referred to as “junk bonds.” Such “junk bonds” also may be considered to possess some speculative characteristics.
The Fund may use leverage as and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and expects to obtain leverage, if any, primarily through reverse repurchase agreements. The Fund may invest in money market instruments and U.S. Government securities on a temporary basis for defensive purposes during adverse market conditions or for cash management purposes. The Fund may invest its assets in illiquid or thinly traded securities. The Fund’s investments in CLOs, ABS, and other debt instruments may include privately issued debt, including securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.
The Fund may lend its portfolio securities to generate additional income.
The Fund is a non-diversified investment company.
Fundamental Research Process.
The Sub-Adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the Sub-Adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Once this is determined, the Sub-Adviser looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance its debt obligations. The Sub-Adviser performs a credit analysis on each potential issuer and a relative value analysis for each potential investment. When selecting investments, the Sub-Adviser may invest in instruments that it believes have the potential for capital appreciation.
Individual investment selection is based on the Sub-Adviser’s fundamental research process. An investment is generally sold when the Sub-Adviser believes that the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.
Principal Risks
As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Pri ncipal Risks that are each defined in the Principal Risks section below.
While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:
• Debt Instruments Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk , which may affect their value. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Federal Reserve policy in response to market conditions may adversely affect the value, volatility and liquidity of debt securities.
• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.
• Collateralized Loan Obligations Risk: The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). CLOs are subject to credit, liquidity and interest rate risks, which are each discussed in greater detail below. CLO Equity may be unrated or non-investment grade. As a holder of CLO Equity, the Fund will have limited remedies available upon the default of the CLO. CLOs often invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one obligor would subject the related CLOs to a greater degree of risk with respect to defaults by such obligor and the concentration of a portfolio in any one industry would subject the related CLOs to a greater degree of risk with respect to economic downturns relating to such industry.
The value of CLOs generally fluctuates with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CLO (“CLO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of CLOs must rely solely on distributions on the CLO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CLO Collateral are insufficient to make payments on the CLOs, no other assets will be available for payment of the deficiency and following realization of the CLOs, the obligations of such issuer to pay such deficiency generally will be extinguished. CLO Collateral may consist of high-yield debt securities, loans, asset-backed securities and other securities, which often are rated below investment grade (or of equivalent credit quality). High-yield debt securities generally are unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower ratings of high-yield securities and below investment grade loans reflect a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative.
• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk , and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.
• Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Further, the lack of an established secondary market for floating rate loans may make it more difficult to value illiquid loans, exposing the Fund to the risk that the price at which it sells loans will be less than the price at which they were valued when held by the Fund.
• Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low, and the Fund may experience low or negative returns. During periods when the Federal Reserve raises interest rates, the Fund may be subject to heightened levels of interest rate risk. As interest rates rise, the value of fixed income investments will generally decrease.
• Sector Focus Risk: The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.
• Active Management Risk : A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.
• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk . The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. Prices of below investment grade loans are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility. The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-

friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan, and an issuer’s long-term ability to make payments on below investment grade loans is considered speculative. Investments in junior loans involve a higher degree of overall risk.
U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.
• Private Placement Risk: Privately issued securities are restricted securities that are not publicly traded. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. Delay or difficulty in selling such securities may result in a loss to the Fund. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities.
• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities, including CLOs transactions, are subject to certain risks affecting the housing market, the market for the assets underlying such securities or the issuers of such securities. These securities may also be subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk or credit risk (the risk that mortgage-related and other asset-backed securities have exposure to borrowers with lower credit ratings/scores, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages or debt obligations sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different
U.S. government agencies, if applicable, are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations).
• Reverse Repurchase Agreements Risk: Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.
• Leverage Risk: Leverage occurs when the Fund increases its assets available for investment using borrowings or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
• Non-Diversification Risk: As a “non-diversified” mutual fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund shares may be more volatile than the values of shares of more diversified funds.
• Securities Lending Risk: To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.
Performance
The Fund commenced operations on April 1, 2026 and does not have a full calendar year of performance available. Accordingly, performance data is not included.

Management
Investment Adviser – Aristotle Investment Services, LLC
Sub-Adviser and Portfolio Managers – Aristotle Pacific Capital, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Jeff Klingelhofer, CFA, Managing Director and Portfolio Manager	Since 2026
Andrew Ross, CFA, FRM, CAIA, Managing Director, Portfolio Manager and Head of CLO Structuring	Since 2026
Purchase and Sale of Fund Shares
Shares of the Funds are purchased at the relevant net asset value (“NAV”) without a sales charge or other fee.
Shares of the Funds are available only to (i) investors with accounts established under a wrap fee program maintained by the program’s Wrap Sponsor and for which the Sub-Adviser is providing advisory and other similar services for compensation and (ii) institutional advisory clients of the Sub-Adviser. Shares of the funds are not generally available to the public.
There are no maximum or minimum investment requirements.
Tax Information
Each Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless a shareholder is investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account, distributions from which may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
Participants in a wrap fee program will pay a wrap fee to the Wrap Sponsor. You should read carefully the wrap fee program brochure provided to you by the Wrap Sponsor. The brochure is required to include information about the fees charged to you by the Wrap Sponsor and the fees paid by such sponsor to the Sub-Adviser and its affiliates. Ask your Wrap Sponsor or visit your Wrap Sponsor’s website for more information.